Stockholders' Equity	12 Months Ended
Dec. 28, 2014
Stockholders' Equity
Stockholders' Equity

17. Stockholders' Equity

        On September 19, 2014, SFSI's board of directors and stockholders approved a 190-for-one stock split of SFSI's outstanding Common Stock and increased the total number of shares that SFSI was authorized to issue to up to 340,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The accompanying financial statements and notes to the financial statements give retroactive effect to the stock split for all periods presented.

        On September 29, 2014, the Company completed its IPO, pursuant to which it sold an aggregate of 15,467,500 shares of Common Stock after giving effect to the underwriters' exercise in full of their option to purchase additional shares at a price of $12.00 per share. The Company received gross proceeds from the IPO of approximately $185.6 million, or $167.7 million after deducting underwriting discounts and commissions of $12.5 million and other offering expenses of approximately $5.4 million. The Company used $115.5 million of the net proceeds from the IPO to make a partial repayment of the Term Loan Facility. See Note 5, Debt.

        As of December 28, 2014, 73,755,388 shares of Common Stock have been issued by the Company, 74.7% of which is held by two affiliates of Ares Management, L.P.. Other shareholders include public shareholders and various members of Company management who own the remaining 25.3% of SFSI's outstanding stock.